UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
   pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      June 3, 2003
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              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
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   (Exact name of small business issuer as specified in its charter)


            Delaware                                 13-2846796
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  (State or other jurisdiction of                 (I.R.S. Employer
  incorporation or organization)                 Identification No.)

      P.O. Box 382, 4 Hardscrabble Heights, Brewster, New York  10509
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               (Address of principal executive offices)

                              (845) 277-8100
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                      (Issuer's telephone number)


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          (Former name, former address and former fiscal year,
                      if changed since last report)

              INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Effective June 3, 2003, the Company completed the previously announced strategic divestiture of its post-secondary proprietary school, Mildred Elley, with locations in the Albany, NY area and Pittsfield, Massachusetts. TASA has been reporting the Mildred Elley Schools as discontinued operations since TASA made the decision in 2002 to sell the schools.

        TASA sold substantially all of the assets and liabilities of the post-secondary school to the Empire Education Corporation ("Empire"), owned by Faith Takes. Ms. Takes was the president and former owner of the Mildred Elley Schools. The post-secondary school assets were held by TASA's subsidiary, Mildred Elley Schools, Inc. ("MESI"). At the closing, MESI received $50,000 in cash proceeds from the sale. In addition, MESI will receive 25% of the proceeds from the sale or refinancing of the schools by Empire to a third party, which must take place within seven years from the date of the closing.

        In addition, Empire assumed (a) all liabilities of MESI, including notes issued by and all obligations incurred by MESI to the former shareholders of Mildred Elley in connection with the original acquisition of the Mildred Elley Schools in 1998, (b) all accounts payable of MESI in the ordinary course of business, (c) all liabilities of MESI directly relating to the operations of MESI, known to or arising from Ms. Takes' actions in operating the Mildred Elley Schools, (d) all accrued and unpaid employment wages and benefits, (e) the $75,000 judgment entered against MESI in favor of Ms. Takes in connection with a litigation commenced by Ms. Takes against MESI, and (f) all liabilities that originate or result from the recertification of the change in school ownership and other currently pending regulatory proceedings.

        Based upon the operations of the Mildred Elley Schools for the quarter ended April 30, 2003, TASA will take a $633,860 non-cash charge for discontinued operations in connection with the closing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS.

        (b)     Pro Forma Financial Information

        The pro forma financial statements of TASA after giving effect to the disposition of the assets of the Mildred Elley School will be filed by amendment to this Current Report on Form 8-K no later than the date which is sixty days after the date of this Current Report.

        (c)     Exhibits

                10.1 Asset Sale Agreement, dated as of June 3, 2003, among Mildred Elley School, Inc., Touchstone Applied Science Associates, Inc., TASA Educational Services Corporation, Faith A. Takes and Empire Education Corporation

                10.2 Escrow Agreement, dated as of June 3, 2003, by and among Mildred Elley School, Inc., Touchstone Applied Science Associates, Inc., TASA Educational Services Corporation, Empire Education Corporation, and Hodgson Russ LLP, as escrow agent.

                99.1    Press Release, issued June 9, 2003, by TASA


                             SIGNATURE

        In accordance with the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  TOUCHSTONE APPLIED SCIENCE
                                  ASSOCIATES, INC.



                                  By: /s/ ANDREW L. SIMON
                                      --------------------
                                      Andrew L. Simon
                                      President, Chief Executive Officer
                                      and Chief Financial Officer

Date:  June 18, 2003